UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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MEGALITH FINANCIAL ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

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MEGALITH FINANCIAL ACQUISITION CORP.
535 5th Ave, 29th Floor
New York, New York 10017

To the Stockholders of Megalith Financial Acquisition Corp.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting”, of stockholders of Megalith Financial Acquisition Corp., which we refer to as “we”, “us”, “our”, “Megalith” or the “Company”, to be held at 9:00 a.m. Eastern Time on May 26, 2020. The formal meeting notice and proxy statement for the Special Meeting are attached.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/megalithfinancial/2020. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel Coronavirus (COVID-19). The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting in person online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated May 5, 2020, and is first being mailed to stockholders of the Company on or about May 6, 2020. The purpose of the Special Meeting is solely to consider and vote upon the following proposals:

•        a proposal to extend the date by which the Company must consummate an initial business combination (the “Extension”) from within 21 months from the closing of the Company’s initial public offering (“IPO”), which is May 28, 2020, to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for a business combination by August 28, 2020) by amending the Company’s amended and restated certificate of incorporation (the “charter”) in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal”);

•        a proposal to amend the Investment Management Trust Agreement, dated August 23, 2018 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer& Trust Company (the “Transfer Agent” or “Continental”) to extend the date on which the trust account established in connection with the IPO (the “Trust Account”) must be liquidated if the Company has not completed an initial business combination by 21 months from the closing of the IPO, which is May 28, 2020, to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for an initial business combination by August 28, 2020) by amending the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement (the “Trust Amendment Proposal”);

•        a proposal to elect each of Messrs. Raj Date and Eric Frank as Class I directors of the Company (the “Director Proposal”); and

•        a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve either the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Proposal, the Trust Amendment Proposal and the Director Proposal, the “Proposals”).

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and Trust Amendment Proposal is to allow the Company more time to complete its initial business combination. While we are currently in discussions regarding business combination opportunities and have signed a non-binding letter of intent with a prospective target, our board of directors (the “Board”) currently believes that there will not be sufficient time before May 28, 2020 to complete a business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment. In the event that the Company enters into a definitive agreement for an initial business combination prior to the Special Meeting, the Company will issue a press release and file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission announcing the proposed initial business combination.

Holders (“public stockholders”) of shares of our Class A common stock (“public shares”) issued in our IPO may elect (the “Election”) to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, regardless of whether such public stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension is approved and consummated, the remaining public stockholders will retain their right to redeem their public shares when the proposed initial business combination is submitted to stockholders, subject to any limitations set forth in our charter. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Transfer Agent at least two business days prior to the Special Meeting (or May 21, 2020). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.44 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on May 5, 2020 was $10.332. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension is not approved and we do not consummate an initial business combination by May 28, 2020, in accordance with our charter, we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares with the aggregate amount then on deposit in the Trust Account.

The affirmative vote of the holders of at least 65% of the outstanding shares of the Company’s Class A common stock and Class B common stock (collectively, the “Common Stock”), voting as a single class, on the record date will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. The affirmative vote of a plurality of the votes cast by the stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Director Proposal at the Special Meeting is required to elect each of the two (2) nominees as Class I directors. The affirmative vote of the majority of the votes cast by stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal at the Special Meeting is required to approve the Adjournment Proposal.

Our Board has fixed the close of business on April 22, 2020 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

May 5, 2020	By Order of the Board of Directors
/s/ A.J. Dunklau
A.J. Dunklau
Chief Executive Officer and President

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person online at the Special Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May 26, 2020: This notice of meeting, the accompanying Proxy Statement, and our Annual Report on Form 10-K for the year ended December 31, 209 are available at https://www.cstproxy.com/megalithfinancial/2020.

MEGALITH FINANCIAL ACQUISITION CORP.
535 5th Ave, 29th Floor
New York, New York 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2020

To the Stockholders of Megalith Financial Acquisition Corp.:

The special meeting (the “Special Meeting”) of stockholders of Megalith Financial Acquisition Corp. (“we,” “us,” “our,” “Megalith” or the “Company”) will be held at 9:00 a.m. Eastern Time on May 26, 2020 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/megalithfinancial/2020. The Special Meeting will be held solely for the following purposes, as more fully described in the proxy statement accompanying this notice:

•        a proposal to extend the date by which the Company must consummate an initial business combination (the “Extension”) from within 21 months from the closing of the Company’s initial public offering (“IPO”), which is May 28, 2020, to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for a business combination by August 28, 2020) (the “Extended Date”) by amending the Company’s amended and restated certificate of incorporation (the “charter”) in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal”);

•        a proposal to amend the Investment Management Trust Agreement, dated August 23, 2018 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer& Trust Company (the “Transfer Agent” or “Continental”) to extend the date on which the trust account established in connection with the IPO (the “Trust Account”) must be liquidated if the Company has not completed an initial business combination by 21 months from the closing of the IPO, which is May 28, 2020, to the Extended Date by amending the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement (the “Trust Amendment Proposal”);

•        a proposal to elect each of Messrs. Raj Date and Eric Frank as Class I directors of the Company (the “Director Proposal”); and

•        a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve either the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Proposal, the Trust Amendment Proposal and the Director Proposal, the “Proposals”).

The Extension Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company more time to complete its initial business combination. In the event that the Company enters into a definitive agreement for a business combination prior to the Special Meeting, the Company will issue a press release and file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission announcing the proposed business combination.

The affirmative vote of the holders of at least 65% of outstanding shares of the Company’s Class A common stock and Class B common stock (collectively, the “Common Stock”), voting as a single class, on the record date will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. The affirmative vote of a plurality of the votes cast by the stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Director Proposal at the Special Meeting is required to elect each of the two (2) nominees as Class I directors. The affirmative vote of the majority of the votes cast by stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal at the Special Meeting is required to approve the Adjournment Proposal.

Holders (“public stockholders”) of shares of our Class A common stock (“public shares”) issued in our initial public offering (“IPO”) may elect (the “Election”) to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, regardless of whether such public stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension is approved and consummated, the remaining public stockholders will retain their right to redeem their public shares when the proposed initial business combination is submitted to stockholders, subject to any limitations set forth in our charter. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or May 21, 2020). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension is not approved and we do not consummate an initial business combination by May 28, 2020, in accordance with our charter, we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares with the aggregate amount then on deposit in the Trust Account.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. Pursuant to the letter agreement, dated August 23, 2018, by and among the Company, MFA Investor Holdings LLC (our “Sponsor”), and certain individuals who are members of the Board and/or the Company’s management team, in the event of a liquidation of the Company, Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 4,232,222 shares of our Class B common stock (“Founder Shares”) that were issued to the Sponsor prior to our IPO.

Our Board has fixed the close of business on April 22, 2020 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 21,161,111 shares of Common Stock outstanding, including 16,928,889 shares of the Company’s Class A common stock issued in our IPO and 4,232,222 Founder Shares. The Company’s warrants do not have voting rights in connection with the Proposals.

This Proxy Statement contains important information about the Special Meeting and the Proposals. Please read it carefully and vote your shares.

This Proxy Statement is dated May 5, 2020, is first being mailed to stockholders on or about May 6, 2020, along with our Annual Report on Form 10-K for the year ended December 31, 2019.

Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

May 5, 2020	By Order of the Board of Directors
/s/ A.J. Dunklau
A.J. Dunklau
Chief Executive Officer and President

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE TRUST AMENDMENT PROPOSAL, “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR CLASS I DIRECTOR, AND “FOR” THE ADJOURNMENT PROPOSAL.

i

MEGALITH FINANCIAL ACQUISITION CORP.
535 5th Ave, 29th Floor
New York, New York 10017

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2020

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2019.

Why am I receiving this Proxy Statement?

This Proxy Statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of Megalith Financial Acquisition Corp. (the “Company”), for use at the special meeting of stockholders (the “Special Meeting”) to be held virtually on May 26, 2020, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company formed in Delaware on November 13, 2017, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). On August 28, 2018, we consummated our initial public offering of 15,000,000 units (“IPO”), from which we derived gross proceeds of $150,000,000. Simultaneously with the consummation of the IPO, the Company consummated a private placement of an aggregate of 6,560,000 private placement warrants (“Placement Warrants”) generating gross proceeds of $6,560,000. On September 21, 2018, the underwriters of the IPO exercised their over-allotment option in part and purchased an additional 1,928,889 units generating additional gross proceeds of $19,288,890. On September 21, 2018, in connection with the underwriters’ partial exercise of the over-allotment option, the Company consummated a private placement of an additional 385,778 Placement Warrants generating gross proceeds of $385,778. A total of $170,981,779 was placed in the Trust Account (as defined below). Like most blank check companies, our amended and restated certificate of incorporation (“charter”) provides for the return of our IPO proceeds held in trust to the holders (“public stockholders”) of shares of Class A common stock sold in our IPO (“public shares”) if there is no qualifying business combination(s) consummated on or before a certain date (in our case within 21 months from the closing of the IPO, which date is May 28, 2020). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date (as defined below) in order to allow us more time to complete our initial business combination. In addition, we are proposing to amend the Investment Management Trust Agreement, dated August 23, 2018, (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Transfer Agent” or “Continental”) to extend the date on which the trust account established in connection with the IPO (the “Trust Account”) must be liquidated if the Company has not completed an initial business combination by a certain date. Finally, we are proposing the election of two directors to the Board to serve as Class I directors of the Company.

What is being voted on?	You are being asked to vote on:

•   a proposal to extend the date by which the Company must consummate an initial business combination (the “Extension”) from within 21 months from the closing of the Company’s IPO, which is May 28, 2020, to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for a business combination by August 28, 2020) (the “Extended Date”) by amending the Company’s charter in the form set forth in Annex A (the “Extension Amendment Proposal”);

•   a proposal to amend the Trust Agreement to extend the date on which the Trust Account must be liquidated if the Company has not completed an initial business combination within 21 months of the closing of the Company’s IPO, which is May 28, 2020, to the Extended Date by amending (the “Trust Amendment”) the Trust Agreement in the form set forth in Annex B (the “Trust Amendment Proposal”);

•   a proposal to elect each of Messrs. Raj Date and Eric Frank as Class I directors of the Company (the “Director Proposal”); and

•   a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve either the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Proposal, the Trust Amendment Proposal and the Director Proposal, the “Proposals”).

The Extension Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of our Board’s plan to extend the date that we have to complete a business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

Why is the Company proposing the Extension Amendment Proposal?

Our charter provides for the return of our IPO proceeds held in the Trust Account to the public stockholders if there is no qualifying business combination(s) consummated with 21 months of the closing of the IPO, which date is May 28, 2020. As explained below, we will not be able to complete an initial business combination by that date and therefore, we are asking for an extension of this timeframe. Accordingly, our charter would be amended in the form attached as Annex A to extend the date by which we must consummate an initial business combination by May 28, 2020, to the Extended Date.

While we are currently in discussions regarding business combination opportunities and have entered into a non-binding letter of intent with a prospective target, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with our prospective target but do not expect to be able to consummate such an initial business combination by May 28, 2020. Because we may not be able to complete an initial business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we must complete an initial business combination.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Public stockholders may elect (the “Election”) to redeem their public shares for a per-share price (“the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, regardless of whether such public stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the Trust Agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the stockholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 16,455,730 of our public shares) following the completion of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension and the amount remaining in the Trust Account may be only a small fraction of the approximately $176,797,824.29 that was in the Trust Account as of May 4, 2020. In such event, we will need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate an initial business combination if the Company is able to successfully negotiate and enter into a definitive agreement with respect to such a transaction. Given our expenditure of time, effort and money on the potential initial business combinations with the targets we have identified, including the target that we have entered into a non-binding letter of intent with, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under our charter.

Accordingly, the Board is proposing the Extension Amendment Proposal to extend the date by which we must consummate an initial business combination from within 21 months of the closing of our IPO, which date is May 28, 2020, to the Extended Date. The Extension would give the Company the opportunity to complete an initial business combination.

In connection with the stockholder vote on the Extension Amendment Proposal, public stockholders may elect to redeem all of their public shares for the Per-Share Redemption Price, subject to the limitations set forth in our charter, regardless of whether such public stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension is approved and consummated, the remaining holders of public shares will retain their right to redeem their public shares when the proposed initial business combination is submitted to shareholders, subject to any limitations set forth in our charter. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal.

Why is the Company proposing the Trust Amendment Proposal?

The Trust Agreement provides the Trust Account must be liquidated if the Company has not completed an initial business combination within 21 months of the closing of the IPO, which date is May 28, 2020. Pursuant to the Trust Amendment Proposal, the Trust Agreement would be amended in the form set forth in Annex B to extend the date by which the Company must liquidate the Trust Account from May 28, 2020, to the Extended Date. The approval of the Trust Amendment Proposal is a condition to the completion of the Extension.

Why should I vote “FOR” the Trust Amendment Proposal?

As discussed above, our Board believes that, given our expenditure of time, effort and money on the potential business combinations with the targets we have identified, circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction. The implementation of such Extension requires the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and we are not proposing and will not propose to change that obligation. If the public stockholders do not elect to redeem their public shares in connection with the Extension Amendment Proposal, such holders will retain redemption rights in connection with any initial business combination we propose. Assuming the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is completed, we will have until the Extended Date to complete an initial business combination.

Our Board recommends that you vote “FOR” the Trust Amendment Proposal.
What are the conditions to completing the Extension?

In order to complete the Extension, both the Extension Amendment Proposal and the Trust Amendment Proposal must be approved by the stockholders of the Company. In addition, we will not proceed with the Extension if we have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 16,455,730 of our public shares) following the completion of the Extension. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board may decide to abandon the Extension before it is implemented and without any further action by our stockholders.

How does the Board recommend that I vote on the Director Proposal?	The Board recommends that you vote “FOR” each of Messrs. Raj Date and Eric Frank as Class I directors of the Company.
Why should I vote “FOR” the Adjournment Proposal?

In order to complete the Extension, stockholders must approve the Extension Amendment Proposal and the Trust Amendment Proposal. The Adjournment Proposal, if adopted by stockholders, will enable the Company to adjourn the Special Meeting to a later date or dates to permit further solicitation of stockholders to approve the Extension Amendment Proposal and the Trust Amendment Proposal to enable the Company to complete the Extension.

What vote is required to adopt the Extension Amendment Proposal?

Pursuant to our charter, approval of the Extension Amendment Proposal will require the affirmative vote of the holders of at least 65% of the outstanding shares of the Company’s Class A common stock and Class B common stock (collectively, the “Common Stock”), voting as a single class, on the record date. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

What vote is required to adopt the Trust Amendment Proposal?

Pursuant to our charter, approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting as a single class, on the record date.

What vote is required to adopt the Director Proposal?

Pursuant to our charter and bylaws, the affirmative vote of a plurality of the votes cast by the stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Director Proposal at the Special Meeting is required to elect each of the two (2) nominees as Class I directors.

What vote is required to adopt the Adjournment Proposal?

Pursuant to our bylaws, approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal at the Special Meeting.

How do the Company insiders intend to vote their shares?

All of MFA Investor Holdings LLC (our “Sponsor”), our directors, our officers and their respective affiliates are expected to vote any Common Stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and in favor of each nominee for Class I director. Currently, our Sponsor, directors, and officers own approximately 20% of our issued and outstanding shares of Common Stock, including all 4,232,222 shares of our Class B common Stock (the “Founder Shares”). Our Sponsor, directors, officers and their affiliates may choose to buy, or have already purchased, public shares in the open market and/or through privately negotiated purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal or the Trust Amendment Proposal.    Any public shares held by or subsequently purchased by affiliates may be voted in favor of the Extension Amendment Proposal and the Trust Amendment Proposal.

What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

Unless the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Extension will not be completed.

Our charter provides that we will have until May 28, 2020 to complete our initial business combination. If we are unable to complete our initial business combination within such 21-month period, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, payable in cash, equal to the Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination within the 21-month time period.

Our Sponsor, directors and officers have entered into a letter agreement with us, dated August 28, 2018, pursuant to which they waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if we fail to complete our initial business combination before May 28, 2020. However, if our Sponsor, directors or officers acquired public shares, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if we fail to complete our initial business combination within the allotted 21-month time period.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is completed, the Company will have until the Extended Date to complete its initial business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the public stockholders that have made the Election their respective portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, which will also increase the percentage interest in the Company’s Common Stock held by the our Sponsor, directors and officers and their respective affiliates. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $176,797,824.29 that was in the Trust Account as of May 4, 2020. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is completed, we will continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding in accordance with their terms.

Who can vote at the Special Meeting?

Only holders of record of our Common Stock at the close of business on April 22, 2020 (the “record date”), are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 21,161,111 shares of our Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record and these proxy materials, including a proxy card, were sent to you directly by the Company. As a stockholder of record, you may vote in person online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Those instructions are contained in a “voting instruction form.” You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What is a quorum requirement?

A quorum is necessary to hold a valid meeting of stockholders. The presence, in person online or by proxy, at the Special Meeting of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting constitutes a quorum for the transaction of business at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Special Meeting has power to adjourn the Special Meeting in accordance with our Bylaws. As of the record date for the Special Meeting, 10,580,556 shares of our Common Stock would be required to achieve a quorum.

How do I vote?

Stockholder of Record:    If you are a stockholder of record, there are two ways to vote:

•   In person online:    You may vote in person online at the Special Meeting. The Company will provide instructions during the Special Meeting.

•   By Mail:    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

Beneficial Owner:    If you are a beneficial owner of shares held in “street name,” there are two ways to vote:

•   In person online:    If you are a beneficial owner of shares held in street name and you wish to vote in person online at the Special Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. The Company will provide instructions during the Special Meeting.

•   By Mail:    You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted.

What is the proxy?

The vote by proxy card enables you to appoint each of Samvir S. Sidhu, a director, and A.J. Dunklau, our Chief Executive Officer and President, as your representatives at the Special Meeting. By voting by completing and returning the proxy card, you are authorizing these persons to vote your shares at the Special Meeting in accordance with your instructions. This way your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is strongly recommended you complete and return your proxy card before the Special Meeting date just in case your plans change.

How do I change or revoke my vote?

You may revoke your proxy and change your vote at any time before the final vote on each Proposal at the Special Meeting. You may vote again on a later date by signing and returning a new proxy card or voting instruction form with a letter date, or by attending the Special Meeting and voting online if you are a stockholder of record. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at Megalith Financial Acquisition Corp., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, a written notice of revocation so that it is received by our Secretary prior to the Special Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must have available at the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal. You may vote “FOR,” “FOR ALL EXECPT,” or “WITHHOLD AUHTHORITY” on the Director Proposal with respect to the Class I director nominees. If you provide specific instructions with regard to the Proposals, your shares will be voted as you instruct on such Proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. Each of the Proposals are “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

How do I exercise my redemption rights?

In connection with the Extension Amendment Proposal, public stockholders may seek to redeem their public shares for the Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, regardless of whether such public stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

To exercise your redemption rights, you must demand that the Company redeem your public shares. In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, at least two business days prior to the Special Meeting or deliver your shares to Continental electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Special Meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides that it does not want to redeem its public shares, such stockholder may withdraw the tender. If you delivered your public shares for redemption to Continental and decide prior to the Special Meeting not to redeem your public shares, you may request that Continental return the shares (physically or electronically). You may make such request by contacting Continental at the address listed above.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Trust Amendment Proposal, the Director Proposal, and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal, and “FOR” each nominee to serve as Class I director with respect to the Director Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 4,232,222 Founder Shares (the initial 4,312,500 Founder Shares were purchased for $25,000; however, 80,278 Founder Shares were forfeited by our Sponsor in connection with the partial exercise of the underwriters’ over-allotment option in the IPO), (ii) 5,810,000 Placement Warrants (purchased for approximately $5.8 million), and (iii) 385,778 additional Placement Warrants purchased by our Sponsor in connection with the underwriters’ partial exercise of over-allotment option in the IPO, all of which would expire worthless if a business combination is not consummated. See the sections entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers” and “The Trust Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to any Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, or the Director Proposal under the DGCL.
What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, our Annual Report on Form 10-K for the year ended December 31, 2019, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of Common Stock.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy Inc. to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage Proxy Inc. a fee of $6,500. We will also reimburse Advantage Proxy Inc. for reasonable out-of-pocket expenses and will indemnify Advantage Proxy Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Advantage Proxy Inc., toll free at (877) 870-8565 or collect at (206) 870-8565 or by email at ksmith@advantageproxy.com.

You may also contact us at:
Megalith Financial Acquisition Corp. c/o Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, 11th Floor New York, NY 10105
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this Proxy Statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may”, “expect”, “anticipate”, “contemplate”, “believe”, “estimate”, “intends”, and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this Proxy Statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and our ability to finance and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

BACKGROUND

We are a blank check company incorporated as a Delaware corporation on November 13, 2017 and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this Proxy Statement as our initial business combination. We have generated no operating revenues to date and we will not generate operating revenues until we consummate our initial business combination.

Since our IPO, we have concentrated our search on companies in the financial services industry or businesses providing technological services to the financial industry, commonly known as fintech businesses. We have employed a pro-active acquisition strategy focused on identifying potential business combination targets within both the fintech and financial services industries that are fundamentally sound, but where we believe we can be a catalyst to accelerating growth. Our acquisition strategy seeks to capitalize on the significant financial services, financial technology, banking, M&A, operational expertise, and contacts of both our management team and our board. Our management team’s ability to add value from both an operating and a financing perspective has been a key driver of past performance and we believe will continue to be central to its differentiated acquisition strategy. We believe that the long track record of our Executive Chairman in leading publicly traded companies, as well as the track records of the other members of our management team, is a key differentiator for potential combination targets. We also believe that the past experiences of our management team and board in successfully building and scaling multiple businesses that grew into multi-billion dollar companies is another key differentiator that will be viewed favorably by potential business combination targets. We believe that our management team is a unique combination of investors and executive operators that are well positioned to identify acquisition opportunities through their relationships in the fintech, financial services, and banking industries, with private equity and venture capital firms, with management teams in the fintech, financial services, and banking industries, and with investment bankers who we believe are likely to provide us with potential combination targets.

We believe the financial services industry has experienced significant amount of changes over the last several years as new companies providing technology, software, and digital platforms have entered the market. According to a report by KPMG, there was over $135 billion invested in global fintech companies in 2019 alone. Fintech companies exist across many industries within financial services, including banking technology, payment and financial transaction processing, capital markets, wealth management, insurance, and financial management systems.

We believe that fintech companies have proven to be successful with multiple business models and strategic objectives. The objective of fintech companies can range from improving the efficiency of traditional financial services companies, to introducing new products and creating new markets, to those focused on disrupting traditional financial services companies with competitive products.

Our management team believes the financial services industry is evolving at a rapid pace due to the entrance of technology focused service providers, and we believe that there are attractive opportunities to acquire and merge with either rapidly growing fintech companies, or traditional financial services companies that are at a strategic inflection point. Among the fintech businesses, we are intent on identifying companies with disruptive technology that has allowed them to grow quickly and that we believe are positioned to sustain a robust growth trajectory through the addition of new capital, access to public markets, operational or strategic expertise. Among the traditional financial services companies, we are seeking combination targets that have new or evolving opportunities to respond to changes in the market place through the addition of new capital, access to public markets, operational or strategic expertise.

There are currently 21,161,111 shares of Common Stock issued and outstanding, consisting of 16,928,889 shares of Class A common stock and 4,232,222 Class B common stock, or Founders Shares. Each Founder Share is convertible into one share of Class A common stock. We also issued warrants to purchase 16,928,889 shares of our Class A common stock as part of the units issued in our IPO. Such warrants are exercisable for one share of Class A common stock at $11.50 per share and become exercisable 30 days after the completion of an initial business combination. Such warrants are redeemable at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of our Class A common stock equals or exceeds $24.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met. Such warrants will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation.

Simultaneously with the consummation of the IPO, our Sponsor and the representative of the underwriters in the IPO, Chardan Capital Markets, LLC (“Chardan”), purchased an aggregate of 6,560,000 Placement Warrants at a price of $1.00 per warrant in a private placement. 5,810,000 Placement Warrants were purchased by our Sponsor and 750,000 Placement Warrants were purchased by Chardan. In connection with the underwriters’ partial exercise of over-allotment option, our Sponsor purchased an additional 385,778 Placement Warrants. Each Placement Warrant entitles its holder to purchase one share of our Class A common stock at an exercise price of $11.50 per share. If we do not complete a business combination within the applicable time period, the Placement Warrants will expire worthless. The Placement Warrants are non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees. In addition, for as long as the Placement Warrants are held by Chardan or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement for the IPO. The Sponsor, Chardan and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Placement Warrants until 30 days after the completion of an initial business combination.

A total of $170,981,779, (or $10.10 per unit sold in our IPO) comprised of $164,036,001 of the proceeds from the IPO (including the over-allotment units) and $6,945,778 of the proceeds of the sale of the Placement Warrants, was placed in the Trust Account maintained by Continental, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

The amount of cash held outside the Trust Account was approximately $482,665 at December 31, 2019. In addition, interest income on the funds held in the Trust Account may be released to us to pay our franchise and income tax obligations. As of May 4, 2020, approximately $176,797,824.29 was in the Trust Account. The mailing address of the Company’s principal executive office is 535 5th Ave, 29th Floor, New York, New York 10017.

We are currently in discussions to complete a business combination that will qualify as an initial business combination under our charter. In the event that we enter into a definitive agreement for a business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) announcing the proposed business combination.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE SPECIAL MEETING

We are furnishing this Proxy Statement to you, as a shareholder of Megalith Acquisition Corp., as part of our solicitation of proxies by our Board for use at our Special Meeting to be held virtually on May 26, 2020, or any adjournment(s) or postponement(s) thereof.

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting of the Company’s stockholders will be held at 9:00 a.m. Eastern Time on May 26, 2020 as a virtual meeting. You will be able to attend, vote your shares, and submit question during the Special Meeting via a live webcast available at https://www.cstproxy.com/megalithfinancial/2020. You are cordially invited to attend the Special Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this Proxy Statement:

1.      The Extension Amendment Proposal;

2.      The Trust Amendment Proposal;

3.      The Director Proposal; and

4.      The Adjournment Proposal.

Record Date, Voting and Quorum

You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Common Stock at the close of business on April 22, 2020, the record date for the Special Meeting.

There are currently 21,161,111 shares of Common Stock issued and outstanding, consisting of 16,928,889 shares of Class A common stock and 4,232,222 Class B common stock, or Founders Shares. Each Founder Share is convertible into one share of Class A common stock. You will have one vote per proposal for each share of Common Stock you owned at that time. The Company’s warrants do not carry voting rights.

The presence, in person or by proxy, at the Special Meeting by holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting constitutes a quorum for the transaction of business at the Special Meeting.

Votes Required

Approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting as a single class, on the record date. Abstentions and “broker non-votes” will have the same effect as voting “AGAINST” each of the Extension Amendment Proposal and the Trust Amendment Proposal.

You will be entitled to redeem your public shares for cash and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal.

The affirmative vote of a plurality of the votes cast by the stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Director Proposal at the Special Meeting is required to elect each of the two (2) nominees as Class I directors. Abstentions and “broker non-votes” will have no effect on the outcome of the Director Proposal.

The affirmative vote of the majority of the votes cast by stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal at the Special Meeting is required to approve the Adjournment Proposal. Abstentions and “broker non-votes” will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the Special Meeting in person online or by proxy.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must complete the enclosed form, called a “proxy card,” and mail it in the envelope provided.

If you do the above, you will designate each of Samvir S. Sidhu, a director, and A.J. Dunklau, our Chief Executive Officer and President, to act as your proxies at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them on the proxy card with respect to the Proposals. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Special Meeting.

Alternatively, you can vote your shares in person online at the Special Meeting. You will be given instructions during the Special Meeting.

A special note for those who plan to attend the Special Meeting and vote in person online: if your shares are held in the name of a broker, bank or other nominee, you must have available a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal. You may vote “FOR,” “FOR ALL EXECPT,” or “WITHHOLD AUHTHORITY” on the Director Proposal with respect to the Class I director nominees. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, “FOR” the election of each nominee for Class I director, and “FOR” the Adjournment Proposal.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Advantage Proxy Inc., toll free at (877) 870-8565 or collect at (206) 870-8565 or by email at ksmith@advantageproxy.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction form from the record holder to vote their shares at the Special Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by either (i) delivering to the Company’s Secretary at Megalith Financial Acquisition Corp., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, a written notice of revocation so that it is received by our Secretary prior to the Special Meeting, (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Special Meeting virtually and voting online.

Simply attending the Special Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Solicitation of Proxies; Expenses.

The cost of preparing, assembling, printing and mailing Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals. We have retained Advantage Proxy Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy, toll free at (877) 870-8565 or collect at (206) 870-8565 or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $6,500 and expenses, for its services in connection with the Special Meeting.

PROPOSALS TO BE VOTED ON BY STOCKHOLDERS

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to extend the date by which the Company must consummate an initial business combination from within 21 months from the closing of the IPO, which is May 28, 2020, to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for a business combination by August 28, 2020) by amending the Company’s charter.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which is discussed below, are both a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by May 28, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at the Per-Share Redemption Price, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above, to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

A copy of the proposed amendment to the charter is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s IPO prospectus and the charter provide that the Company must consummate an initial business combination within 21 months of the Company’s IPO, which date is May 28, 2020. While we are currently in discussions regarding business combination opportunities and have signed a non-binding letter of intent with a prospective target, our Board currently believes that there will not be sufficient time before May 28, 2020 to complete an initial business combination. The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting as a single class, on the record date is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond May 28, 2020 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed initial business combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination.

If the Extension Amendment Proposal is Not Approved

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal, which is discussed below, are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension unless our stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension in not completed and we have not consummated a business combination by May 28, 2020, we will automatically wind up, dissolve and liquidate starting on May 28, 2020.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Placement Warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock, and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Approval of the Extension Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $176,797,824.29 that was in the Trust Account as of May 4, 2020. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 16,455,730 of our public shares) following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed but the Company does not consummate an initial business combination, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at the Per-Share Redemption Price, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above, to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

You are not being asked to vote on a proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a proposed initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

The Board’s Reasons for the Extension Amendment Proposal

Our IPO prospectus and charter provide that the Company has until May 28, 2020 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. While we are currently in discussions regarding business combination opportunities and have signed a non-binding letter of intent with a prospective target, our Board currently believes that there will not be sufficient time before May 28, 2020 to complete a business combination. We believe that, given the Company’s expenditure of time, effort and money on the potential business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond May 28, 2020 to the Extended Date.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        (i) 4,232,222 Founder Shares (the initial 4,312,500 Founder Shares were purchased for $25,000; however, 80,278 Founder Shares were forfeited by our Sponsor in connection with the partial exercise of the underwriters’ over-allotment option in the IPO), (ii) 5,810,000 Placement Warrants (purchased for approximately $5.8 million), and (iii) 385,778 additional Placement Warrants purchased by our Sponsor in connection with the underwriters’ partial exercise of over-allotment option in the IPO.

•        In order to finance transaction costs in connection with an initial business combination, our Sponsor or an affiliate of our Sponsor, or the Company’s directors or officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of an initial business combination without interest or, at the lender’s discretion, up to $1,500,000 of notes may be redeemed upon consummation of an initial business combination into private placement-equivalent warrants at a price of $1.00 per warrant. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

•        The fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the Trust Account on the liquidation date if less than $10.10 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less interest earned on the Trust Account and withdrawn to pay taxes, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, the Company will provide public stockholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their public shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses). You will be able to redeem your public shares in connection with any shareholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on May 21, 2020 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental, at Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004,

Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your public shares to Continental electronically using the Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on May 21, 2020 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal and the Trust Amendment Proposal are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on May 21, 2020 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. Continental will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.44 at the time of the Special Meeting. The closing price of the Company’s Class A common Stock on May 5, 2020 was $10.33.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on May 21, 2020 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations with Respect to Redemption

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the common stock and the warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the U.S. Holder’s initial basis for common stock received upon exercise of a warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Taxation of Class A Common Stock Held Through Foreign Accounts

A 30% withholding tax applies with respect to certain payments on our Class A common stock in each case if paid to a foreign financial institution or a non-financial foreign entity (including, in some cases, when such foreign financial institution or entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any substantial U.S. owners or provides the withholding agent with a certification identifying the direct and indirect substantial U.S. owners of the entity, or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes. An intergovernmental agreement between the United States and an applicable foreign country or future Treasury Regulations may modify these requirements.

Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible implications of such withholding tax.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

Required Vote

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting as a single class, on the record date. Abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Our Sponsor and all of our directors, officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,232,222  shares of Common Stock, representing approximately 20% of the Company’s issued and outstanding shares of Common Stock.

In addition, our Sponsor, directors, officers and their affiliates may choose to buy units or Class A common stock in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares of Class A common stock for a pro rata portion of the Trust Account.

Recommendation of the Board

The Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE TRUST AMENDMENT PROPOSAL

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed a business combination, from May 28, 2020 to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for an initial business combination by August 28, 2020). A copy of the proposed amendment to the Trust Agreement is attached to this Proxy Statement in Annex B, and which has been previously approved by both the Company and Continental.

Reasons for the Trust Amendment Proposal

Our IPO prospectus and the charter provide that the Company must consummate an initial business combination within 21 months of the IPO, which date is May 28, 2020. While we are currently in discussions regarding business combination opportunities and have signed a non-binding letter of intent with a prospective target, our Board currently believes that there will not be sufficient time before May 28, 2020 to complete an initial business combination. Our IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting as a single class, on the record date is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond May 28, 2020 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed initial business combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination.

If the Trust Amendment Proposal is Not Approved

The approval of both the Trust Amendment Proposal and the Extension Amendment Proposal, which is discussed above, are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve the Trust Amendment Proposal and the Extension Amendment Proposal.

If the Extension in not completed and we have not consummated a business combination by May 28, 2020, we will automatically wind up, dissolve and liquidate starting on May 28, 2020.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Placement Warrants.

If the Trust Amendment Proposal Is Approved

If the Trust Amendment Proposal is approved, the Company will amend the Trust Agreement in the form set forth in Annex B hereto. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock, and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

Notwithstanding stockholder approval of the Trust Amendment Proposal and the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Approval of the Trust Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares the their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $176,797,824.29 that was in the Trust Account as of May 4, 2020. We will not proceed with the Extension if we have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 16,455,730 of our public shares) following approval of the Extension Amendment Proposal.

Under the Trust Amendment Proposal, the Company will amend the Trust Agreement to (i) permit the withdrawal of the Withdrawal Amount from the Trust Account and (ii) extend the date on which to liquidate the Trust Account to the Extended Date.

If the Trust Amendment Proposal is approved and the Extension is completed but the Company does not consummate an initial business combination, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at the Per-Share Redemption Price, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above, to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

You are not being asked to vote on a proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a proposed initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

The Board’s Reasons for the Trust Amendment Proposal

Our IPO prospectus and charter provide that the Company has until May 28, 2020 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. While we are currently in discussions regarding business combination opportunities and have signed a non-binding letter of intent with a prospective target, our Board currently believes that there will not be sufficient time before May 28, 2020 to complete a business combination. We believe that, given the Company’s expenditure of time, effort and money on the potential business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond May 28, 2020 to the Extended Date.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        (i) 4,232,222 Founder Shares (the initial 4,312,500 Founder Shares were purchased for $25,000; however, 80,278 Founder Shares were forfeited by our Sponsor in connection with the partial exercise of the underwriters’ over-allotment option in the IPO), (ii) 5,810,000 Placement Warrants (purchased for approximately $5.8 million), and (iii) 385,778 additional Placement Warrants purchased by our Sponsor in connection with the underwriters’ partial exercise of over-allotment option in the IPO.

•        In order to finance transaction costs in connection with an initial business combination, our Sponsor or an affiliate of our Sponsor, or the Company’s directors or officers may, but are not obligated to make Working Capital Loans. Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of an initial business combination without interest or, at the lender’s discretion, up to $1,500,000 of notes may be redeemed upon consummation of an initial business combination into private placement-equivalent warrants at a price of $1.00 per warrant. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

•        The fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the Trust Account on the liquidation date if less than $10.10 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less interest earned on the Trust Account and withdrawn to pay taxes, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting as a single class, on the record date. Abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the Trust Amendment Proposal.

Our Sponsor and all of our directors, officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,232,222 shares of Common Stock, representing approximately 20% of the Company’s issued and outstanding shares of Common Stock.

In addition, the Company’s Sponsor, directors, officers and their affiliates may choose to buy units or Class A common stock in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and elected to redeem their shares of Class A common stock for a pro rata portion of the Trust Account.

Recommendation of the Board

The Board unanimously recommends that our stockholders vote “FOR” the approval of the Trust Amendment Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE DIRECTOR PROPOSAL

At the Special Meeting, stockholders are being asked to elect two (2) directors to the Board to each serve as Class I directors of the Company.

Prior to our IPO, the Board was divided into three classes: the Class I directors; the Class II directors; and the Class III directors. The original Class I directors hold their office for a term expiring at the first annual meeting of stockholders, the original Class II directors hold their office for a term expiring at the second annual meeting of stockholders, and the original Class III directors hold their office for a term expiring at the third annual meeting of stockholders. Commencing at the first annual meeting of stockholders, and then at each following annual meeting, directors elected to succeed those directors whose terms expire are elected for a term of office to expire after three years or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.

As the Special Meeting is in lieu of the Company’s 2020 annual meeting (being the Company’s first annual meeting since its IPO), the terms of the current Class I directors, Raj Date and Eric Frank will expire at the Special Meeting. The Board has nominated Raj Date and Eric Frank, each a current Class I director, for election as Class I directors, to hold office for a three-year term following the Special Meeting, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to elect each of Raj Date and Eric Frank unless one is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that any nominee will be unavailable or, if elected, will decline to serve.

For a biography of Raj Date and Eric Frank, please see the section entitled “Management.”

Required Vote

The affirmative vote of a plurality of the votes cast by the stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Director Proposal at the Special Meeting is required to elect each of the two (2) nominees as Class I directors. Abstentions and “broker non-votes” will have no effect on the outcome of the election of Class I directors.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” each nominee to serve as Class I director.

THE ADJOURNMENT PROPOSAL

Overview

In the event that the number of shares of Common Stock present in person online or represented by proxy at the Special Meeting and voting “FOR” the Extension Amendment Proposal or the Trust Amendment Proposal are insufficient to approve the Extension or the Trust Amendment, as applicable, the Company may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. In that event, the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the other Proposals discussed in this Proxy Statement.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

Required Vote

The affirmative vote of the majority of the votes cast by stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal at the Special Meeting is required to approve the Adjournment Proposal. Abstentions and “broker non-votes” will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

MANAGEMENT

Directors and Executive Officers

As of the date of this Proxy Statement, our directors and officers are as follows:

Name	Age	Position
Jay S. Sidhu	68	Executive Chairman of the Board
A.J. Dunklau	37	Chief Executive Officer and President
Philip Watkins	35	Chief Financial Officer
Samvir S. Sidhu	36	Director
Chad Hurley	43	Director
Raj Date	49	Director
Eric Frank	55	Director
Bhanu Choudhrie	41	Director
Kuldeep Malkani	44	Director

Jay S. Sidhu has been the Executive Chairman of our Board of Directors commencing since August 2018. Mr. Sidhu is one of the managing members of our Sponsor. He has been the Chief Executive Officer and Chairman of the Board of Customers Bancorp, Inc. (NYSE:CUBI) since 2010. He is also the Executive Chairman of Customers Bank and served as its Chief Executive Officer from 2009 until February 2020. Mr. Sidhu is also the Executive Chairman of BankMobile and BankMobile Technologies, each of which is an affiliate of Customers Bancorp. He was the Chief Executive Officer of Sovereign Bancorp Inc. (NYSE: SOV) from 1989 until 2006. He served as the Chairman of Santander Holdings USA, Inc., from 2002 to 2006. Mr. Sidhu also served as a Director of Banco Santander, S.A. in 2006. From 2010, Mr. Sidhu was a director of Atlantic Coast Financial Corporation (NASDAQ: ACFC), the holding company for Atlantic Coast Bank, a federal savings bank, and served as its Non-Executive Chairman of the board of directors from 2011 to 2012. He served as the Vice Chairman of Atlantic Coast Financial Corporation from 2016 until its merger with Ameris Bank in May 2018. He was the Chairman and Chief Executive Officer of Sidhu Advisors, LLC, a Florida based private equity and financial services consulting firm, from 2007 to the first quarter of 2009. He served as a Director of Old Guard Group, Inc. (NASDAQ: OGGI), a property and casualty insurance company from 1999 to 2001. Mr. Sidhu has received Financial World’s Chief Executive Officer of the year award, and has also been named Turnaround Entrepreneur of the Year. In 2016, he was named Financial Technology Entrepreneur of the year by Ernst & Young LLP. He holds a BBA from Banaras University (India) and an M.B.A. from Wilkes University. Mr. Sidhu is a Graduate of the Harvard University Business School’s Chief Executive Officer Leadership Course. Mr. Sidhu helped to establish the Jay Sidhu School of Business and Leadership, at his alma mater, Wilkes University. Mr. Sidhu is the father of Mr. Samvir S. Sidhu, our former Chief Executive Officer and a current director. We believe Mr. Jay Sidhu is well-qualified to serve as a member of the Board due to his extensive experience in the financial services industry, financial technology industry, public company experience and business leadership.

Samvir S. Sidhu has served as a director since inception and served as our Chief Executive Officer from inception through May 5, 2020. He became Vice Chairman and Chief Operating Officer at Customers Bank and Head of Corporate Development at Customers Bancorp in February of 2020 and has served as a member of the Board of Directors of Customers Bank since 2012. He is also the Chief Executive Officer of Megalith Capital Management, which he founded in 2010. Prior to founding Megalith Capital Management, Mr. Sidhu worked in private equity at Providence Equity Partners from 2007 to 2009 and from 2011 to 2012, and worked as an investment banker in the Technology, Media, and Telcom group at Goldman Sachs Group Inc. (NYSE: GS) from 2005 to 2007. Mr. Sidhu received his Bachelors of Science in Finance from the Wharton School at the University of Pennsylvania and an MBA from the Harvard Business School. Mr. Sidhu is the son of Mr. Jay S. Sidhu, our Executive Chairman. We believe Mr. Sam Sidhu is well-qualified to serve as a member of the Board due to his experience in the financial services industry, business leadership, and extensive investing experience.

A.J. Dunklau has served as our Chief Executive Officer since May 5, 2020, and our President since inception. From 2011 through 2017, Mr. Dunklau was an executive at AGDATA, LP, a provider of payment facilitation, information services, and software, which was sold to Vista Equity Partners in 2014. From 2016 to 2017 Mr. Dunklau served as AGDATA’s Chief Strategy Officer and from 2014 to 2016 he served as its Head of Product Management. From 2012 to 2014, Mr. Dunklau served as AGDATA’s Executive Vice President and General Manager of Industry

Platforms, and prior to that served as Director of Business Development. From 2005 to 2011, he worked as a management consultant at A.T. Kearney, where he consulted on global projects across a range of industries, including financial services. Mr. Dunklau received his Bachelors of Science in Business Administration from Washington University in St. Louis and an MBA from the Harvard Business School.

Philip Watkins has served as our Chief Financial Officer since inception. He has been a Principal of Megalith Capital Management since 2013 and serves as a member of the investment committee. In January 2020 he joined Customers Bank as Banking Group Head, Commercial Real Estate. Prior to joining Megalith Capital Management, from 2011 to 2013 Mr. Watkins worked at Morgan Stanley Real Estate Investing where he was responsible for underwriting, structuring, and closing investments across a wide range of asset classes and throughout the capital structure. From 2007 to 2009 he worked at Forman Capital, a structured finance lending firm, and from 2006 to 2007 he worked at Kolter Group, a real estate investment and development firm. Mr. Watkins received his Bachelors of Science in Business Administration, cum laude, from the University of Florida and an MBA from the Harvard Business School.

Chad Hurley has served as a director since August 2018. Mr. Hurley is an entrepreneur and technology executive. He is the co-founder and former Chief Executive Officer of YouTube, one of the world’s largest and most popular video sharing sites. In October 2006, less than two years after the service launched, Mr. Hurley and his partner sold YouTube to Google, Inc. (NASDAQ: GOOGL) for $1.65 billion. After the acquisition, Mr. Hurley stayed with the company and continued to serve as its Chief Executive Officer until 2011. He remains an advisor to the company. Prior to founding YouTube, Mr. Hurley served in a variety of roles with PayPal from 1999 to 2005. Mr. Hurley is an active investor and part-owner of the NBA’s Golden State Warriors and the MLS Los Angeles Football Club. He received his B.A. from Indiana University of Pennsylvania. We believe Mr. Hurley is well-qualified to serve as a member of the Board due to his extensive experience in the technology and payments industry.

Raj Date has served as a director since August 2018. Mr. Date has had a long and varied career in and around U.S. financial institutions as a fintech investor, senior policy maker, commercial bank executive and investment banker. Since 2013, he has served as Managing Partner of Fenway Summer LLC, a hybrid advisory and venture investment firm focused on financial services and financial technology. In 2012, Mr. Date became the first-ever Deputy Director of the United States Consumer Financial Protection Bureau (“CFPB”). As the Bureau’s second-ranking official, he helped steward the CFPB’s strategy, its operations, and its policy agenda. Mr. Date also served on the senior staff committee of the Financial Stability Oversight Council and as a statutory deputy to the FDIC Board. Before being appointed Deputy Director of the CFPB, Mr. Date acted as the interim leader of the new agency, serving as the Special Advisor to the Secretary of the Treasury. He led the CFPB for most of the first six months after its launch in 2011. From 2009 to 2010, he founded and served as the Chairman and Executive Director of the Cambridge Winter Center for Financial Institutions Policy, a private, non-profit research and policy organization that supported reform of the U.S. financial system. Prior to his government service, Mr. Date was a Managing Director in the Financial Institutions Group at Deutsche Bank Securities from 2007 to 2009. Before that, from 2002 to 2007, he was Senior Vice President for Corporate Strategy and Development at Capital One Financial. From 1996 to 2001, he worked in the financial institutions practice of the consulting firm McKinsey & Company. He has also served as an attorney in both private practice and government service. Mr. Date has served on the Board of Green Dot Corporation (NYSE:GDOT), a bank holding and financial technology company since 2016. He also currently serves as a director for a number of private companies including College Ave Student Loans, a private student lender. Mr. Date received a B.S. from the College of Engineering at the University of California at Berkeley (highest honors) and a J.D. from Harvard Law School (magna cum laude). We believe Mr. Date is well-qualified to serve as a member of the Board due to his extensive experience in strategy, finance and regulatory issues.

Eric Frank has served as a director since August 2018. Mr. Frank has served as a senior executive and advisor to many data and analytics companies in the financial, commercial real estate and agriculture sectors. Mr. Frank has built and sold companies and has served as an operational leader in multi-billion-dollar revenue businesses. In March 2018, Mr. Frank was named Chief Executive Officer of Lightbox, LLC, an operating company funded by Silver Lake and Battery Ventures that acquired five companies, including EDR, a provider of data and workflow tools to help commercial real estate clients manage that data in all aspects of property due diligence and compliance. From 2014 until 2017, Mr. Frank served as Managing Director of DMGI/DMGT PLC, overseeing their portfolio of US commercial real estate information companies. Since 2012, Mr. Frank has served as the President of Internet Technology Acceleration LLC, a consulting firm, which acts as an executive advisor to private companies and private equity sponsors, specifically in the B2B information space. From 2012 to 2014, he served as a director at AGDATA,

LP. a provider of payment facilitation, information services, and software. Mr. Frank was at Thomson Reuters, a news and information company, from 2006 through 2012, most recently as President, managing a $2.3 billion investment advisory division that was a combination of Thomson Financial and Reuters. Mr. Frank began his career at Morgan Guaranty, helping create the award winning ADR.com portal, which he later sold to Thomson Financial. He also currently serves on the board of directors of Issuer Direct (NYSE American: ISDR), a compliance management company since October 2017; Social Market Analytics, a data aggregation company since 2015; and RANE (Risk Assistance Network & Exchange), a risk management company since 2016. Mr. Frank received a Bachelor of General Studies from the University of Michigan. We believe Mr. Frank is well-qualified to serve as a member of the Board due to his extensive experience in technology, analytics and finance.

Bhanu Choudhrie has served as a director since August 2018. Mr. Choudhrie is one of the managing members of our sponsor. Mr. Choudhrie is a private equity investor with investments in the United States, United Kingdom, Europe and Asia. He has served as a Director of Customers Bank since July 2009, and was an original member of Customers Bancorp’s Board (NYSE:CUBI). On January 30, 2013, Customers Bancorp’s Board of Directors re-appointed Mr. Choudhrie to a vacant Board seat and he has served as a Director of Customers Bancorp since then. Mr. Choudhrie was a Director of Atlantic Coast Financial Corporation from July 2010 and a Director of Atlantic Coast Bank (a subsidiary of Atlantic Coast Financial Corporation (NASDAQ:ACFC) with main offices in Jacksonville, Florida) from February 2016 until the merger of Atlantic Coast Financial Corporation into Ameris Bank in May 2018. Mr. Choudhrie has also been a Director of C&C Alpha Group Limited since November 2006 through February 2014 and then reappointed in August 2014. C&C Alpha Group Limited is a London based family private equity group, which was founded in 2002 and has established offices in several countries. He is also a Director of C&C Alpha Group Investments Ltd, a Dubai entity. Mr. Choudhrie serves as a Director or officer of various investment or operating entities formed and/or doing business in the United States, United Kingdom, Europe and Asia. He also currently serves as a Trustee of Path to Success, a United Kingdom registered charity, and as a Director and President of the Choudhrie Family Foundation, a U.S. foundation. Mr. Choudhrie completed the Harvard Business School Owner/President Management Program. We believe Mr. Choudhrie is well-qualified to serve as a member of the Board due to his extensive experience in private equity and banking.

Kuldeep Malkani has served as a director since August 2018. Mr. Malkani was formerly a Portfolio Manager at Seneca Capital, an event-driven hedge fund, from 2001 through 2015. While at Seneca Capital, he managed an equity portfolio which included financial services companies and special purpose acquisition companies. Mr. Malkani was responsible for identifying, analyzing and sizing positions while also managing macro risks in individual countries utilizing derivatives to hedge equity futures and currencies. Since 2016, Mr. Malkani has served as the co-Chairman of the Sohn India Investment Conference, which brings together global hedge fund managers to raise money for pediatric cancer research. Prior to Seneca Capital, Mr. Malkani was an Analyst at JP Morgan in the Technology, Media and Telecom group advising on M&A transactions as well as equity capital placements. Mr. Malkani received his BBA from the Stephen Ross School of Business at the University of Michigan in 1997. We believe Mr. Malkani is well-qualified to serve as a member of the Board due to his extensive experience in identifying and analyzing investment opportunities in public and private companies, specifically those in the financial services sector.

Number and Terms of Office of Officers and Directors

We currently have seven directors. Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with NYSE corporate governance requirements, we are not required to hold an annual meeting of stockholders until one year after our first fiscal year end following our listing on NYSE. The term of office of Class I directors, consisting of Messrs. Date and Frank, will expire at the Special Meeting. The term of office of the Class II directors, consisting of Messrs. Hurley and Malkani, will expire at the second annual meeting of stockholders. The term of office of the Class III, consisting of Messrs. Choudhurie, Sidhu and Sidhu, will expire at the third annual meeting of stockholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers (including without limitation, a Chairman of the Board, Presidents, Vice Presidents, Partners, Managing Directors, Senior Managing Directors, Assistant Secretaries and a Treasurer) as the Board from time to time may determine.

Director Independence

NYSE listing standards require that a majority of Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We have four “independent directors”, as defined in the NYSE listing standards and applicable SEC rules to serve on our board of directors, namely, Messrs. Date, Frank, Hurley and Malkani. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our Board has three standing committees: an audit committee; a compensation committee; and a nominating and corporate governance committee. Subject to phase-in rules and a limited exception, NYSE rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended, require that the audit committee of a listed company be comprised solely of independent directors, and NYSE rules require that the compensation committee and nominating and corporate governance committee of a listed company each be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the Board. Messrs. Date, Frank and Malkani serve as members of our audit committee, and Mr. Date chairs the audit committee. Under the NYSE listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Messrs. Date, Frank and Malkani meet the independent director standard under NYSE listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our Board has determined that Mr. Date qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board. Messrs. Hurley and Malkani serve as members of our compensation committee. Under the NYSE listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Messrs. Hurley and Malkani are independent and Mr. Malkani chairs the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to an entity affiliated with our sponsor of $2,000 per month, for up to 21 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, and payments to an entity affiliated with our President a fee of approximately $16,667 per month following the consummation of our initial public offering until the earlier of the consummation of our initial business combination or our liquidation as well as a bonus of $78,000 paid at the closing of our IPO, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the Board. The members of our nominating and corporate governance are Messrs. Date and Frank. Mr. Frank serves as chair of the nominating and corporate governance committee.

The primary purposes of our nominating and corporate governance committee is to assist the Board in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;

•        developing, recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating and corporate governance committee is governed by a charter that complies with the rules of the NYSE.

Director Nominations

Our nominating and corporate governance committee recommends to the Board candidates for nomination for election at the annual meeting of the stockholders. We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on the Board.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all Section 16(a) reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our form of Code of Ethics, our audit committee charter, our compensation committee charter and our nominating and corporate governance committee charter as exhibits to our registration statement in connection with our initial public offering. Our stockholders are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will also be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, roles of the chairman of the Board, chief executive officer and presiding director, meetings of independent directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. A copy of our corporate governance guidelines has been posted on our website.

EXECUTIVE COMPESNATION

Commencing August 2018, we have agreed to pay an entity affiliated with our Sponsor a total of $2,000 per month for office space, utilities and secretarial and administrative support. We pay an entity affiliated with our President a fee of approximately $16,667 per month following the consummation of our IPO until the earlier of the consummation of our initial business combination or our liquidation as well as a bonus of $78,000 upon successful completion of our initial public offering. Other than such fees, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsor, officers and directors, or any affiliate of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the Trust Account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

The compensation committee has reviewed and discussed this section of the Proxy Statement with management and, based upon its review and discussions, the compensation committee recommended to the Board that this section of the Proxy Statement be included.

OTHER INFOMRATION

Beneficial Ownership of Securities

The following table sets forth information regarding the beneficial ownership of our shares of Common Stock as of May 4, 2020 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors that beneficially owns shares of our Common Stock; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 16,928,889 shares of Class A common stock and 4,232,222 Class B common stock outstanding as of May 4, 2020. Voting power represents the combined voting power of Class A common stock and Class B common stock owned beneficially by such person. On all matters to be voted upon, the holders of the Class A common stock and the Class B common stock vote together as a single class. Currently, all of the Class B common stock are convertible into Class A common stock on a one-for-one basis. The table below does not include the Class A common stock underlying the Placement Warrants held or to be held by our officers or Sponsor because these securities are not exercisable within 60 days of this Proxy Statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock	Approximate Percentage of Outstanding Common Stock
MFA Investor Holdings LLC(3)	—	—	4,232,222	100%	20%
Jay S. Sidhu(3)	—	—	4,232,222	100%	20%
Sam S. Sidhu(3)	—	—	—	—	—
A.J. Dunklau(3)	—	—	—	—	—
Philip Watkins(3)	—	—	—	—	—
Bhanu Choudhrie(3)	—	—	4,232,222	100%	20%
Raj Date(3)	—	—	—	—	—
Eric Frank(3)	—	—	—	—	—
Chad Hurley(3)	—	—	—	—	—
Kuldeep Malkani(3)	—	—	—	—	—
All executive officers and directors as a group (9 individuals)	—	—	4,232,222	100%	20%
Polar Asset Management Partners Inc.(4)	1,200,000	7.1%	—	—	5.7%
Periscope Capital Inc.(5)	1,214,000	7.2%	—	—	5.7%
Weiss Asset Management LP(6)	1,063,339	6.3%	—	—	5.0%
UBS O’Connor LLC(7)	886,236	5.2%	—	—	4.2%
OxFORD Asset Management LLP(8)	971,487	5.7%	—	—	4.6%
Millennium Management LLC(9)	975,000	5.8%	—	—	4.6%
Glazer Capital, LLC (10)	2,120,339	12.5%	—	—	10.0%

____________

*        less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 535 5th Ave, 29th Floor, New York, NY, 10017.

(2)      Interests shown consist solely of Founder Shares, classified as Class B common stock. Such shares will convert into Class A common stock on a one-for-one basis, subject to adjustment.

(3)      Our Sponsor is the record holder of such shares. Jay S. Sidhu, our Executive Chairman, and Bhanu Choudhrie, one of our directors, are the managing members of our sponsor and have voting and investment discretion with respect to the Class B common stock held by our Sponsor. As such, they may be deemed to have beneficial ownership of the Class B common stock held directly by our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      According to a Schedule 13G filed with the SEC on February 14, 2019, Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, has sole voting and dispositive power with respect to shares reported therein. The shares reported therein are directly held by Polar Multi-Strategy Master Fund, a Cayman Islands exempted company, to which Polar Asset Management Partners Inc. serves as the investment advisor. The address of the principal business office of each of the reporting persons is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(5)      According to a Schedule 13G filed with the SEC on February 14, 2020, Periscope Capital Inc. (“Periscope”), which is the beneficial owner of 854,800 shares, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds (each, a “Periscope Fund”) that collectively directly own 359,200 shares. The address of the principal business office of the reporting person is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(6)      According to a Schedule 13G filed with the SEC on February 14, 2020, Weiss Asset Management is the sole investment manager to a private investment partnership (the “Partnership”) and a private investment fund (“Fund”). WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP. Shares reported for WAM GP, Andrew Weiss, and Weiss Asset Management include shares beneficially owned by the Partnership and the Fund. Each of WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein. The address of the principal business office of the reporting person is 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116.

(7)      According to a Schedule 13G filed with the SEC on February 13, 2020, UBS O’Connor LLC serves as the investment manager to (i) Nineteen77 Global Multi-Strategy Alpha Master Limited (“GLEA”) and (ii) Nineteen77 Global Merger Arbitrage Master Limited (“OGMA”). In such capacity, UBS O’Connor LLC exercises voting and investment power over shares held for the account of GLEA and OGMA. The address of the principal business office of the reporting person is One North Wacker Drive, 32nd Floor, Chicago, Illinois 60606.

(8)      According to a Schedule 13G filed with the SEC on February 13, 2020, OxFORD serves as investment adviser to OxAM Quant Fund Limited. The address of the principal business office of the reporting person is OxAM House, 6 George Street, Oxford, United Kingdom, OX1 2BW.

(9)      According to a Schedule 13G filed with the SEC on January 13, 2020, Integrated Core Strategies (US) LLC (“Integrated Core Strategies”) beneficially owned 975,000 shares. Millennium Management LLC (“Millennium Management”) is the general partner of the managing member of Integrated Core Strategies. Millennium Group Management LLC (“Millennium Group Management”) is the managing member of Millennium Management. The managing member of Millennium Group Management is a trust of which Israel A. Englander currently serves as the sole voting trustee. The address of the principal business office of the reporting person is 666 Fifth Avenue, New York, New York 10103.

(10)    Pursuant to a Schedule 13G filed with the SEC on March 27, 2020 by Glazer Capital LLC and a Current Report on Form 3 filed with the SEC on March 27, 2020 by Glazer Capital LLC, the securities disclosed herein are held by certain funds and accounts to which Glazer Capital, LLC, a Delaware limited liability company, serves as investment manager. Mr. Paul J. Glazer serves as the Managing Member of Glazer Capital, LLC.

Certain Relationships and Related Transactions, and Director Independence

In November 2017, we issued an aggregate of 4,312,500 Founder Shares to our Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.006 per share. In September 2018, 80,278 Founder Shares were forfeited by our Sponsor in connection with partial exercise of the underwriters’ over-allotment option. The Founder Shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Our Sponsor and Chardan purchased an aggregate of 6,560,000 Placement Warrants at a price of $1.00 per warrant in a private placement that closed simultaneously with the closing of our IPO. 5,810,000 Placement Warrants were purchased by our Sponsor and 750,000 Placement Warrants were purchased by Chardan. In connection with the underwriters’ partial exercise of over-allotment option, our Sponsor purchased an additional 385,778 Placement Warrants. Our Sponsor and Chardan are permitted to transfer the Placement Warrants held by them to certain permitted transferees, including our and the underwriter’s officers and directors and other persons or entities affiliated with or related to them, but the transferees receiving such securities will be subject to the same agreements with respect to such securities as the sponsor. Otherwise, these warrants will not, subject to certain limited exceptions, be transferable or salable until 30 days after the completion of our initial business combination. The Placement Warrants are non-redeemable so long as they are held by our Sponsor, Chardan or their permitted transferees. The Placement

Warrants may also be exercised by the Sponsor, Chardan and their permitted transferees for cash or on a cashless basis. In addition, for as long as the Placement Warrants are held by Chardan or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement filed in connection with our IPO. Otherwise, the Placement Warrants have terms and provisions that are identical to those of the warrants sold as part of the units in our IPO, including as to exercise price, exercisability and exercise period.

If any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Since August 2018, we have agreed to pay an entity affiliated with our Sponsor, a total of $2,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

We have been paying Christopher & Waverly, Inc., an entity wholly owned by our President, a fee of approximately $16,667 per month following the consummation of our initial offering until the earlier of the consummation of our initial business combination or our liquidation. We also paid a bonus of $78,000 upon successful completion of our IPO.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsor, officers and directors, or any affiliate of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to the closing of our IPO, our Sponsor agreed to loan us up to $300,000 for a portion of the expenses of our IPO. These loans were non-interest bearing, unsecured and were due at the earlier of December 31, 2018 or the closing of our IPO. The Company fully repaid these amounts to the Sponsor in September 2018.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Placement Warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration rights agreement with respect to the Placement Warrants, the warrants issuable upon conversion of Working Capital Loans (if any) and the shares of Class A common stock issuable upon exercise of the foregoing and upon conversion of the Founder Shares.

STOCKHOLDER PROPOSALS

If you are a stockholder and you want to include a proposal in the proxy statement for the year 2021 annual meeting of stockholders, you need to provide it to the Company in a reasonable time before we print and send our proxy materials for our 2021 annual meeting of stockholders. Stockholder proposals for the 2021 annual meeting of stockholders must comply with the notice requirements described in this paragraph and the other requirements set forth in SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to the year 2021 annual meeting of stockholders.

Our bylaws provide notice procedures for stockholders to propose business to be considered by stockholders at a meeting. Notice of a proposal must be delivered to us (i) in the case of an annual meeting (or special meeting in the case of proposed business to be considered), not later than the close of business on the 90th day nor earlier than the close of business (or open of business in the case of proposed business to be considered) on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as. Accordingly, for our 2021 annual meeting of stockholders, assuming the meeting is held on or about May 26, 2021, notice of a nomination or proposal must be delivered to us no later than February 25, 2021 and no earlier than January 26, 2021. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved, there will be no annual meeting of stockholders in 2021.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth above.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2019, to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at Megalith Financial Acquisition Corp., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or (212) 370-1300, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2019, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2019, or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy Inc.
PO Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206)870-8565
Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

Megalith Financial Acquisition Corp.
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
(212) 370-1300

If you are a stockholder of the Company and would like to request documents, please do so by May 12, 2020, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MEGALITH FINANCIAL ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

1.      The undersigned, being a duly authorized officer of MEGALITH FINANCIAL ACQUISTION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

2.      The name of the Corporation is Megalith Financial Acquisition Corp.

3.      The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 13, 2017 and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 23, 2018.

4.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the Common Stock, voting as a single class, entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.      The text of Section 9.1(b) of Article IX is hereby amended and restated in its entirety to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission on July 20, 2018, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or prior to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for a business combination by August 28, 2020) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

7.      The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination on or prior to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for a business combination by August 28, 2020), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject

A-1

to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

8.      The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination on or prior to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for a business combination by August 28, 2020), the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this ___ day of _____, 2020.

MEGALITH FINANCIAL ACQUISITION CORP.
By:
Name:	A.J. Dunklau
Title:	Chief Executive Officer and President

A-2

ANNEX B

FORM OF AMENDMENT NO. 1 TO
INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of               , 2020, by and between Megalith Financial Acquisition Corp., a Delaware corporation (the “Corporation”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, the Company’s registration statement on Form S-1, File No. 333-226270 (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), and one redeemable warrant, each warrant entitling the holder thereof to purchase one share of Common Stock (such initial public offering hereinafter referred to as the “Offering”), has been declared effective as of the date hereof by the U.S. Securities and Exchange Commission; and

WHEREAS, the Company entered into an Underwriting Agreement dated August 23, 2018 (the “Underwriting Agreement”) with Chardan Capital Markets, LLC, as representative (the “Representative”) of the several underwriters (the “Underwriters”) named therein; and

WHEREAS, $169,288,890 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement), including the exercise in full of the Underwriters’ over-allotment option, were delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Corporation and the holders of the Corporation’s Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of August 23, 2018, by and between the Corporation and the Trustee (the “Original Agreement”);

WHEREAS, the Corporation has sought the approval of its Public Stockholders at a meeting of its stockholders to: (i) extend the date before which the Corporation must complete a business combination from May 28, 2020, to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for an initial business combination by August 28, 2020) (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Corporation has not completed a business combination from May 28, 2020, to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for an initial business combination by August 28, 2020) (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the Corporation’s outstanding shares of common stock approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend and restate the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment of Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (and in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit B, less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for an initial business combination by August 28, 2020) or such later date as may be approved by the Company’s stockholders (the “Last Date”), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders.”

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Corporation or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. The validity, interpretation and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.

2.4. Counterparts. This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby cancelled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee
By:
Name:
Title:
Megalith Financial Acquisition Corp.
By:
Name: A.J. Dunklau
Title: Chief Executive Officer and President

MEGALITH FINANCIAL ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

MAY 26, 2020

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated May 5, 2020, in connection with the Special Meeting of stockholders to be held at 9:00 a.m. Eastern Time on May 26, 2020 as a virtual meeting, for the sole purpose of considering and voting upon the following proposals, and hereby appoint Samvir S. Sidhu, a director, and A.J. Dunklau, our Chief Executive Officer and President, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 4 CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL, AND THE ADJOURNMENT PROPOSAL, AND “FOR” EACH NOMINEE FOR CLASS I DIRECTOR IN CONNECTION WITH PROPOSAL 3 CONSTITUTING THE DIRECTOR PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.
(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on May 26, 2020:

This notice of meeting, the accompanying Proxy Statement, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 are available at: https://www.cstproxy.com/megalithfinancial/2020.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 4, AND “FOR” EACH NOMINEE FOR CLASS I DIRECTOR IN CONNECTION WITH PROPOSAL 3.	Please mark votes as indicated in this example	☒

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination from within 21 months from the closing of the Company’s initial public offering (“IPO”), which is May 28, 2020, to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for a business combination by August 28, 2020) or such earlier date as determined by the Board.

	☐	☐	☐
Proposal 2 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Investment Management Trust Agreement, dated August 23, 2018, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account established in connection with the Company’s initial public offering if the Company has not completed a business combination from May 28, 2020 to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for an initial business combination by August 28, 2020).

	☐	☐	☐
Proposal 3 — Director Proposal	FOR all nominees listed to the left	FOR ALL EXCEPT*	WITHHOLD AUTHORITY
To elect each of the following nominees as Class I directors of the Company: (1) Raj Date (2) Eric Frank	☐	☐	☐
*Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list provided above.
Proposal 4 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Special Meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 and/or Proposal 2.

	☐	☐	☐
Date: ____________________________________, 2020

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 4, AND “FOR” EACH NOMINEE FOR CLASS I DIRECTOR IN CONNECTION WITH PROPOSAL 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.